Exhibit 99.1

Boenning & Scattergood Community Bank Forum 2019 August 8, 2019

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute fo rwa rd - looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward - looking statements may include financial and other projections as well as statements regarding Citizens & Northern Corporation (the “Corporation”) that may include future plans , o bjectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “w ill”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “st rat egic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward - looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially dif ferent. Such forward - looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future resul ts, events or developments expressed, implied or anticipated by such forward - looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, that the execution of the recent merger with Monument Bancorp, Inc. or the execution of a ny other mergers with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any a nti cipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved; our need for capital; o ur ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the c omp osition of our loan and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our b usiness and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely ma nne r or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inabi lit y of key third - party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terr ori st activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as descri bed in our securities filings. All forward - looking statements and information made herein are based on management’s current beliefs and assumptions as of August 8, 2019 and speak only as of that date. The Corporation does not undertake to update forward - looking statements. For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review o ur filings with the Securities and Exchange Commission, including our most recent annual report on Form 10 - K, as well as any changes in risk factors that we may id entify in our quarterly or other reports subsequently filed with the SEC. Safe Harbor 2

Table of Contents 3 • Who We Are ……………………………………… ..... 4 - 13 • Current Strategic Focus ………………………… ... 14 - 15 • Selected Financial Data ………………………… ... 16 - 27 • Investment Considerations ……………………… .. 28 - 29 • Contact Information ……………………………… ........ 30 • Supplemental Schedule ………………………… ... 31 - 38

• Bank holding company with assets of approximately $1.6 billion at June 30, 2019. • Headquarters in Wellsboro, PA. • Banking services are provided by our subsidiary, Citizens & Northern Bank, from 27 full service branches, including 23 branches in the northern tier of PA, 2 branches in Steuben County, NY, and our 2 newest branches in Doylestown and Newtown (former Monument Bank locations in Bucks County) in southeastern PA. • Commercial and other lending services are provided from offices in Elmira, NY (Chemung County), Warminster, PA (Bucks County) and from our most recently opened office in York, PA (York County). • Investment and insurance products are offered through C&N Financial Services Corporation. Trust services are offered by Citizens & Northern Bank through the C&N Trust and Financial Management Group. • Citizens & Northern Corporation common stock trades on the NASDAQ Capital Market Securities under the symbol CZNC. C&N Franchise Overview 4

5 Summary Statistics June 30, 2019 Total Assets $1.610 Billion Net Loans $1.117 Billion Total Deposits $1.284 Billion Tangible Common Equity 1 $209.7 Million Tang. Common Equity / Tang. Assets 1 13.28% Tier 1 Leverage Ratio 13.13% Total Risk Based Capital 20.97% NPAs 2 / Assets 0.95% LTM Return on Average Assets 1 1.47% LTM Return on Average Assets, Excluding Net Gains on Securities and Net Merger - Related Expenses 1,3 1.67% LTM Efficiency Ratio 1 65.73% LTM Efficiency Ratio, Excluding Net Gains on Securities and Merger - Related Expenses 1,3 60.05% LTM Earnings Per Share 1 $1.59 LTM Earnings Per Share, Excluding Net Gains on Securities and Net Merger - Related Expenses 1,3 $1.79 Tangible Book Value Per Share 1 $15.32 ¹ See calculations of non - U.S. GAAP amounts and ratios, and other ratios, on supplemental schedule ² Defined as non - accrual loans + all loans that are 90 days past due + OREO ³ Excludes net gains on securities, net of income tax of 21%. Also, excludes expenses related to merger with Monument Bancor p, Inc., net of income tax of 21% on the estimated deductible portion of the expenses. 4 SOURCE: Company documents

• Agreement and Plan of Merger signed and announced in September 2018 • Transaction closed April 1, 2019 • Total purchase transaction valued at approximately $42.7 million, including 80% of consideration in CZNC common stock/20% cash • Former Monument shareholders own 9.4% of CZNC common stock post - consummation • Clark S. Frame, Monument’s former Chairman, appointed to Citizens & Northern’s Board of Directors 6 Acquisition of Monument Bancorp, Inc.

Upon consummation of the merger, Monument securities portfolio sold with no realized gain or loss. Proceeds used mainly to pay off subordinated debt of $5.4 million and other borrowings. 7 Acquisition of Monument Bancorp, Inc. (cont’d) Preliminary unaudited, estimated fair value of assets acquired and liabilities assumed from Monument Bancorp, Inc. on April 1, 2019 Gross Loans $259.3 million AFS and HTM Securities $94.6 million Core Deposit Intangible $1.5 million Goodwill $16.7 million Total Deposits $223.3 million Subordinated Debt $12.4 million Borrowings from Federal Home Loan Bank of Pittsburgh $111.6 million

• As of August 8, 2019, fair value calculations of Monument assets acquired and liabilities assumed are in progress. Preliminary values were used for purposes of the 2 nd Q 2019 unaudited financial statements. • Subject to purchase accounting adjustments, tangible book value dilution at closing is approximately 2%, consistent with prior modeling assumptions. • The preliminary fair value of acquired loans of $259.3 million was $4.0 million lower than Monument’s gross amortized cost at acquisition. Purchase accounting - related discounts included a market rate discount of $1.8 million, a credit fair value discount on non - impaired loans of $1.9 million and a credit fair value discount on impaired loans of $0.3 million. The estimated weighted average life of the performing loans acquired was 2.6 years. At acquisition, purchased credit impaired loans were recorded at a total fair value of $0.4 million. • Merger - related expenses totaled $3.6 million in the six - month period ended June 30, 2019 pre - tax, or $2.9 million after - tax, for an effective charge to diluted EPS of $0.22. Management expects additional Monument merger - related expenses subsequent to June 30, 2019 will be insignificant. • As announced in September 2018, estimated accretion of 2% in 2019 (excluding merger - related expenses), 5% accretion in 2020 and earn - back of up - front tangible book value dilution in approximately 3.75 years. 8 Acquisition of Monument Bancorp, Inc.

9 Current Footprint & Adjacent Counties County of Operation Adjacent County

10 Current Footprint

11 Current Footprint

12 Strong Deposit Market Share in Legacy Markets County % of CZNC Deposits Market Rank Market Share (%) Number of Branches Total County Deposits ($ Millions) Bradford, PA 36.22% 1 33.21% 7 $1,144 Tioga, PA 27.24% 2 37.60% 6 760 Lycoming, PA 15.90% 7 7.00% 6 2,381 Sullivan, PA 7.79% 1 56.59% 2 144 Potter, PA 5.57% 3 20.52% 1 285 Steuben, NY 4.14% 8 3.94% 2 1,102 Cameron, PA 2.21% 2 32.59% 1 71 McKean, PA 0.93% 6 1.28% 1 765 Bucks, PA¹ 18 1.28% 2 18,433 York, PA² 7,345 Chemung, NY² 1,049 ¹ Reflects Monument Bank data ² C&N operates one Loan Production Office in the county * Source: FDIC Summary of Deposits information as of June 30, 2018

13 Experienced Management Team Name Position Years of Banking Experience Years with Citizens & Northern J. Bradley Scovill President and CEO 28 4 Mark Hughes Chief Financial Officer 19 19 Shelley D'Haene Senior Operations Officer 20 20 Stan Dunsmore Chief Credit Officer 35 12 Harold (Hal) Hoose Chief Lending Officer 29 22 John Reber Director of Risk Management 27 15 Thomas L. Rudy, Jr. Director of Branch Delivery 20 20 Deborah Scott Director of Trust Department 39 22 Tracy Watkins Director of Human Resources 16 16 Total 233 150

14 Current Strategic Focus • Alignment to Drive Growth • Integration of former Monument staff and systems and evaluation of opportunities to expand service offerings in the Southeast PA market • Lending and other business development opportunities in York County, PA and surrounding areas • Branding refresh to support expansion • Proactive M&A Strategy o Continuing evaluation of new market opportunities • Target markets • Individuals and/or teams o Banking and Wealth Management • Risk Management o Continue to strengthen enterprise risk management programs consistent with size and complexity of the company o Current emphasis on addressing changes related to activity in new markets

• Strategic Investments o Development of employees o Sales and Relationship management system o Mobile and online solutions o Facilities renovations in targeted locations to accommodate newer technology solutions that many customers desire • Capital Deployment o Current dividend yield of 4.42% based on closing price on August 2, 2019, excluding special $0.10 dividend declared and paid in the 1st quarter 2019 o Stock buyback program in place, not used since commencement in April 2016 15 Current Strategic Focus (cont’d)

16 Highlights – As of and for the Six Months Ended June 30, 2019 Earnings Performance (Unaudited) As of or for the six months ended June 30 % Increase/ (Decrease) 2019 2018 Net Income $8,739 $10,746 - 18.68% Diluted Earnings per Share $0.67 $0.87 - 22.99% Return on Average Assets (Annualized) 1.21% 1.70% - 28.82% Return on Average Equity (Annualized) 8.07% 11.56% - 30.19% Adjusted Earnings Data, Excluding Effect of Merger - Related Expenses and Net Gains and Losses on Securities (Non - U.S. GAAP) (Unaudited)¹·² Net Income $11,606 $9,587 21.06% Diluted Earnings per Share $0.89 $0.78 14.10% Return on Average Assets (Annualized) 1.61% 1.52% 5.92% Return on Average Equity (Annualized) 10.72% 10.31% 3.98% In thousands, except per share data 1See calculations of non - U.S. GAAP amounts and ratios, and other ratios, on supplemental schedule ² Excludes net gains on securities, net of income tax of 21%. Also, excludes expenses related to merger with Monument Bancorp, Inc., net of income tax of 21% on the estimated deductible portion of the expenses. . SOURCE: Company documents

17 Highlights – As of and for the Six Months Ended June 30, 2019 (cont’d) Balance Sheet Highlights (Unaudited) June 30, 2019 June 30, 2018 % Increase (Decrease) Total Assets $1,609,685 $1,284,007 25.36% Available - for - Sale Debt Securities 363,465 348,044 4.43% Loans (Net) 1,108,483 809,816 36.88% Allowance for Loan Losses 8,200 8,831 - 7.15% Deposits 1,284,143 1,040,899 23.37% Off - Balance Sheet (Unaudited) Trust Assets Under Management $948,998 $927,089 2.36% Outstanding Balance of Mortgage Loans Sold with Servicing Retained 172,910 171,543 0.80%

• EPS decreased $0.22, reflecting the impact of significant expenses related to the Monument merger in 2019 and significant net securities gains in 2018. Adjusted (non - U.S. GAAP) EPS, excluding the impact of merger - related expenses and net securities gains, were $0.11 higher in 2019 as compared to 2018. • Net income was $8,739,000 in YTD 2019 as compared to $10,746,000 in 2018. Adjusted (non - U.S. GAAP) YTD earnings, excluding merger - related expenses and net securities gains, of $11,606,000 in 2019 were up 21.1% over 2018. • YTD results for 2019 included a credit for loan losses (reduction in expense) of $961,000 as compared to a provision of $272,000 in 2018. The credit in 2019 included the effects of eliminating specific allowances on a few commercial loans that were no longer considered impaired. 18 Six Months Ended June 30, 2019 and 2018 - Year over Year Comparisons

19 Six Months Ended June 30, 2019 and 2018 – Year over Year Comparisons (cont’d) • Increase in net interest income (fully taxable equivalent) of $3,673,000, or 16.1% o Growth in average earning assets of $157,901,000, including growth in average loans of $144,047,000. Average total deposits increased $132,718,000. Growth in loans and deposits was driven mainly by the April 1, 2019 Monument acquisition. o Net interest margin of 3.96%, up 0.10%, though the interest rate spread decreased 0.04% to 3.66%. The annualized yield on average earning assets was 4.59% in 2019, up 0.38%, while the annualized rate on average interest - bearing liabilities was 0.93%, up 0.42%. Average rate on interest - bearing deposits of 0.79%, up 0.37%. Despite compression in the interest rate spread, the increase in the net interest margin reflected the impact of funding a portion of the growth in earning assets with growth in average noninterest - bearing checking of $35,701,000 and in average equity (excluding AOCI) of $26,917,000. Accretion and amortization of purchase accounting - related adjustments had a positive impact on net interest income of $214,000, which contributed 0.03% to the margin in the six - month period ended June 30, 2019.

20 Six Months Ended June 30, 2019 and 2018 – Year over Year Comparisons (cont’d) • Total noninterest income, excluding gains and losses on securities, was up $160,000, or 1.8% o Increases in brokerage revenue and interchange from debit and credit card transactions o Decrease in fair value of loan servicing fees and trust revenue • Increase in noninterest expense, excluding merger - related expenses, of $2,539,000 (13.0%) o Includes total noninterest expenses from operation of former Monument offices, excluding merger - related expenses, of $1,191,000 o Includes total noninterest expenses from York lending office opened in April 2019 of $452,000 o Salaries and wages expense increased $1,452,000 (17.5%) • Includes $656,000 from former Monument office (included in the $1,191,000 noted above) • Includes $334,000 from York lending office (included in the $452,000 noted above) • Includes increase of $351,000 in estimated cash and stock - based compensation expense • Includes increase in average number of FTEs to 332 at June 30, 2019 from 299 at March 31, 2019 and 296 at June 30, 2018 o Includes combined increase in expenses and net losses from other real estate and loan collection expenses of $588,000 with a significant portion of the increase attributable to one workout situation

Commercial 46.6% Consumer 1.8% Residential 51.6% 21 Loan Portfolio Diversification and Yield LOAN PORTFOLIO – as of 6/30/19 Dollars in thousands Amount % of Total Residential mortgage loans - first liens $484,479 43.4% Residential mortgage loans - junior liens 28,880 2.6% Home equity lines of credit 35,224 3.2% 1 - 4 Family residential construction 27,994 2.5% Total Residential Mortgage 576,577 51.6% Commercial loans secured by real estate 279,267 25.0% Commercial and industrial 115,264 10.3% Political subdivisions 52,308 4.7% Commercial construction and land 21,197 1.9% Loans secured by farmland 7,251 0.6% Multi - family (5 or more) residential 26,749 2.4% Agricultural loans 5,234 0.5% Other commercial loans 13,037 1.2% Total Commercial 520,307 46.6% Total Consumer 19,799 1.8% TOTAL $1,116,683 100.0% Total participation loans¹ $66,289 5.9% ¹ Participation loans are included in the commercial segment in the table above. Source: Company documents

22 Loan Portfolio Diversification and Yield (cont’d) Average Loans and Yield Info (Dollars in thousands) 2 nd Q 2019 YTD June 2019 YTD June 2018 YTD % Increase (Decrease) Taxable $1,035,672 $894,208 $740,655 20.1% Tax - Exempt 69,571 71,064 76,242 - 7.6% Average Total Loans $1,105,243 $965,272 $816,897 17.5% Annualized Yields²: Taxable 5.46% 5.42% 5.09% Tax - Exempt 3.78% 3.88% 3.69% Avg. Yield on Total Loans ³ 5.35% 5.31% 4.96% ² Annualized yields on loans are presented on a fully taxable - equivalent basis, using the Corporation’s marginal tax income tax rate of 21%. Nonaccrual loans have been included with loans for the purpose of analyzing interest earnings. 3 Accretion of purchase accounting - related adjustments had a positive impact on the average yield on total loans of 0.15% in the 2 nd quarter 2019 and 0.09% in the six - month period ended June 30, 2019. Source: Company documents

Time deposits of less than $250,000 24.8% Time deposits of $250,000 or more 6.0% Noninterest - bearing demand 23.3% Interest checking 17.0% Savings and money market 28.9% 23 Deposit Composition and Cost of Funds Deposits - as of June 30, 2019 (Amounts in thousands) Amount % of Total Noninterest - bearing demand $299,638 23.3% Interest c hecking 218,373 17.0% Savings and money market 370,582 28.9% Time deposits of less than $250,000 318,043 24.8% Time deposits of $250,000 or more 77,507 6.0% Total deposits $1,284,143 100.0% Average Deposits and Cost of Funds Information (Amounts in thousands) 2 nd Q 2019 YTD June 2019 YTD June 2018 % Increase (Decrease) Noninterest - bearing demand $294,112 $277,794 $242,093 14.7% Interest - bearing 975,106 868,037 771,020 12.6% Average Total Deposits $1,269,218 $1,145,831 $1,013,113 13.1% Avg rate on interest - bearing deposits¹,² 0.97% 0.79% 0.42% Average rate on total deposits¹ 0.75% 0.60% 0.32% ¹ Average rates are annualized ² Amortization of purchase accounting - related adjustments increased the average rate on total interest - bearing deposits by 0.05% in the 2 nd quarter 2019 and 0.03% in the six - month period ended June 30, 2019. Source: Company documents

24 Wealth Management Division • Largest locally - based wealth management department in legacy market with integrated broker/dealer and insurance sales • Team comprised of over 30 professionals • $949m in Trust assets under management at 6/30/19 • Trust, brokerage and insurance revenues totaled $3.7m YTD June 30, 2019, or 10.3% of total taxable equivalent revenues excluding securities gains and losses • Annual trust, brokerage and insurance revenues totaled $7.0m in 2018, or 10.6% of total taxable equivalent revenues excluding securities gains and losses

Six Months Ended June 30, 2019 25 Diversified Noninterest Income Noninterest Income 26% Net Interest Income (Tax Equivalent) 74% Service Charges, Interchange & Other Fees 44% Trust, Brokerage & Insurance Revenue 40% Other Non Interest Income 16% Noninterest Income Source: Company records – Six months ended June 30, 2019 unaudited financial information. See supplemental schedule detailing the components of noninterest income and total revenue.

Monument acquisition and opening of lending office in York provide immediate opportunities to leverage capital. High capital positions us to continue pursuing opportunities for growth – organically and by entry into new markets via acquisition or other means. 26 Very Strong Capital Position 13.3% 13.1% 19.5% 21.0% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% TCE/TA¹ Tier 1 Leverage Tier 1 RBC Total RBC June 30, 2019 Data Basel III Requirements plus Capital Conservation Buffer Total RBC Ratio 10.5 Tier 1 Ratio 8.5 CET 1 Ratio 7.0

8.72% 8.37% 7.11% 8.16% 11.72% 11.02% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2015 2016 2017 2017 Excl Securities Gains and Tax Charge¹ 2018 2018 Excl Securities Gains and Merger- Related Expenses¹ 27 Consistently High Earnings Performance $1.35 $1.30 $1.10 $1.26 $1.79 $1.68 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2015 2016 2017 2017 Excl Securities Gains and Tax Charge¹ 2018 2018 Excl Securities Gains and Merger- Related Expenses¹ 1.32% 1.28% 1.08% 1.24% 1.72% 1.62% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2015 2016 2017 2017 Excl Securities Gains and Tax Charge¹ 2018 2018 Excl Securities Gains and Merger-Related Expenses¹ Earnings Per Share ROAA ROAE ¹ 2017 information, adjusted to exclude net gains on securities and the tax provision from reduction in deferred tax asset as a result of reduction in corporate income tax rate. 2018 information, adjusted to exclude net gains on securities and merger - related expenses. See calculation of non - U.S. GAAP amounts and ratios on supplemental schedule.

28 Investment Considerations • Leading deposit market share among community banks in North Central Pennsylvania • Well - established core deposit franchise • Consistently high earnings performance with diverse revenue sources • Disciplined credit culture and risk management profile • Very strong capital position • Poised for growth in attractive Southeast PA and York County markets • Opportunity for additional growth in existing and new markets organically and through market dislocation • Experienced senior leadership team

29 Investment Considerations (cont’d) • Well - established wealth management team • Quarterly dividends declared of $0.27 per share in each of the first 3 quarters of 2019, resulting in an annualized yield of 4.42% based on market data as of 8/2/2019. 1 (Yield excludes effects of $0.10 special dividend declared and paid in the 1st quarter 2019.) • Attractive currency with valuation of 13.6x most recent Street estimate 2 ¹Source: NASDAQ.com ²Stock price based on closing price on August 2, 2019.

30 Contact Information President and CEO Brad Scovill BradleyS@cnbankpa.com 570 - 723 - 2102 Treasurer and CFO Mark Hughes MarkH@cnbankpa.com 570 - 724 - 8533 Online www.cnbankpa.com www.cntrustpa.com

Reconcilements and Non - U.S. GAAP Information 31 Supplemental Schedule This presentation contains financial information determined by methods other than accounting principles generally accepted in th e United States (“U.S. GAAP”). The Company’s management believes that these non - U.S. GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gai ns and charges in the periods presented. The Company’s management believes that investors may use these non - U.S. GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underl yin g performance. Further, the Company’s management believes tangible book value per common share and tangible common equity as a percentage of tangible assets, which are non - U.S. GAAP ratios, provide information that is helpful in evaluating the strength of the Company’s capital and in providing an alternative, conservative valuation of the Company’s net worth. This non - U.S. GAAP data sh ould be considered in addition to information prepared in accordance with U.S. GAAP, and is not a substitute for, or superior to, U.S . G AAP information. Tangible Common Equity/Tangible Assets (Dollars in thousands, except per share data) June 30, 2019 Total Assets $1,609,685 Less: Intangible Assets, Primarily Goodwill (30,013) Tangible Assets $1,579,672 Total Shareholders' Equity $239,716 Less: Intangible Assets, Primarily Goodwill (30,013) Tangible Common Equity $209,703 Tangible Common Equity as a % of Tangible Assets (TCE/TA) 13.28% Common Shares Outstanding, End of Period 13,687,999 Tangible Common Book Value per Share $15.32

32 Supplemental Schedule (cont’d) LTM Return on Average Assets (Dollars in thousands) 3rd Q 2018 4th Q 2018 1st Q 2019 2nd Q 2019 LTM Average assets $1,291,348 $1,285,852 $1,279,650 $1,600,068 $1,364,230 (Average) Net income $5,586 $5,681 $5,090 $3,649 $20,006 ROAA - Annualized 1.73% 1.77% 1.59% 0.91% 1.47% LTM Return on Average Assets - Excluding Net Gains on Securities and Net Merger - Related Expenses Average assets $1,291,348 $1,285,852 $1,279,650 $1,600,068 $1,364,230 (Average) Net income, as reported $5,586 $5,681 $5,090 $3,649 $20,006 Net (gains) losses on securities, net of income tax at 21% (450) 3 (6) (453) Add merger - related expenses, net of income tax at 21% on estimated deductible costs 194 100 245 2,628 3,167 Net income, excluding net gains or losses on securities and net merger - related expenses $5,330 $5,784 $5,335 $6,271 $22,720 Annualized ROAA, excluding net gains or losses on securities and net merger - related expenses 1.65% 1.80% 1.67% 1.57% 1.67%

Supplemental Schedule (cont'd)

LTM EPS (In thousands, except share and per share amounts)	3rd Q 2018	4th Q 2018	1st Q 2019	2nd Q 2019	LTM
EPS – Diluted	$0.45	$0.46	$0.41	$0.27	$1.59
LTM EPS - Excluding Net Gains on Securities and Net Merger-Related Expenses					
Net income, as reported	$5,586	$5,681	$5,090	$3,649	$20,006
Net (gains) losses on securities, net of income tax at 21%	(450)	3		(6)	(453)
Add merger-related expenses, net of income tax at 21% on estimated deductible costs	194	100	245	2,628	3,167
Net income, excluding net gains or losses on securities and net merger-related expenses securities and net merger-related expenses	$5,330	$5,784	$5,335	$6,271	$22,720
Weighted average common shares outstanding - diluted	12,271,536	12,283,041	12,334,307	13,622,954	12,627,960 (Average)
EPS, excluding net gains or losses on securities and net merger-related expenses	$0.43	$0.47	$0.43	$0.46	$1.79

LTM Efficiency Ratio (Amounts in thousands)	3rd Q 2018	4th Q 2018	1st Q 2019	2nd Q 2019	LTM
Total noninterest expenses (a)	$9,833	$10,074	$11,007	$14,723	$45,637
Net interest income, FTE	$11,880	$12,314	$12,016	$14,469	$50,679
Total noninterest income *	4,462	5,040	4,406	4,849	18,757
Total revenue (b)	$16,342	$17,354	$16,422	$19,318	$69,436
Efficiency Ratio (a) / (b)	60.17%	58.05%	67.03%	76.21%	65.73%

LTM Efficiency Ratio, Excluding Merger-Related Expenses (Amounts in thousands)	3rd Q 2018	4th Q 2018	1st Q 2019	2nd Q 2019	LTM
Total noninterest expenses	$9,833	$10,074	$11,007	$14,723	$45,637
Less: merger-related expenses	(200)	(127)	(311)	(3,301)	(3,939)
Total noninterest expenses, excluding merger-related expenses (a)	9,633	$9,947	$10,696	$11,422	$41,698
Net interest income, FTE	$11,880	$12,314	$12,016	$14,469	$50,679
Total noninterest income *	4,462	5,040	4,406	4,849	18,757
Total revenue (b)	$16,342	$17,354	$16,422	$19,318	$69,436
Efficiency Ratio (a) / (b)	58.95(%	57.32%	65.13%	59.13%	60.05%

* Total noninterest income amounts exclude gains and losses on securities.

Noninterest Income* (Dollars in thousands)	Six Months Ended June 30, 2019	% of Total Noninterest Income
Service charges on deposit accounts	$2,527	27.3%
Interchange revenue from debit card transactions	1,342	14.5%
Other service charges and fees	168	1.8%
Total Service Charges, Interchange & Other Fees	4,037	43.6%
Trust and financial management revenue	2,943	31.8%
Brokerage revenue	668	7.2%
Insurance commissions, fees and premiums	78	0.8%
Total Trust, Brokerage & Insurance Revenue	3,689	39.9%
Net gains from sale of loans	308	3.3%
Loan servicing fees, net	63	0.7%
Increase in cash surrender value of life insurance	191	2.1%
Other noninterest income	967	10.4%
Total Other Noninterest Income	1,529	16.5%
Total noninterest income *	$9,255	100.0%

Revenue (Dollars in thousands)	Six Months Ended June 30, 2019	% of Total Noninterest Income
Net interest income (tax equivalent)	$26,485	74.1%
Noninterest income *	9,255	25.9%
Total revenue	$35,740	100.0%

33

RECONCILIATION OF NET INCOME AND DILUTED EARNINGS PER SHARE TO NON - U.S. GAAP MEASURE (Dollars in Thousands, Except Per Share Data) (Unaudited) 6 Months Ended June 30, 2019 6 Months Ended June 30, 2018 Income Before Income Tax Provision Income Tax Provision (1) Net Income Diluted Earnings per Common Share Income Before Income Tax Provision Income Tax Provision (1) Net Income Diluted Earnings per Common Share Results as Presented Under U.S. GAAP $10,413 $1,674 $8,739 $0.67 $12,864 $2,118 $10,746 $0.87 Add: Merger - Related Expenses 3,612 739 2,873 Less: Gain on Restricted Equity Security (1,750) (368) (1,382) Net (Gains) Losses on Available - for - sale Debt Securities (7) (1) (6) 282 59 223 Adjusted Earnings, Excluding Effect of Merger - Related Expenses, Gain on Restricted Equity Security and Net Gains and Losses on Available - for - Sale Debt Securities (Non - U.S. GAAP) $14,018 $2,412 $11,606 $0.89 $11,396 $1,809 $9,587 $0.78 (1) Income tax has been allocated based on a marginal income tax rate of 21%. The effect on the income tax provision of merg er - related expenses is adjusted for the estimated nondeductible portion of the expenses. 34 Supplemental Schedule (cont’d)

35 Supplemental Schedule (cont’d) 2018 Return on Average Assets (Amounts in thousands) Average assets $1,276,140 Net income $22,013 ROAA 1.72% 2018 Return on Average Assets - Excluding Net Gains on Securities and Net Merger - Related Expenses Average assets $1,276,140 Net income, as reported $22,013 Less gains on securities, net of income tax at 21% (1,606) Add merger - related expenses, net of income tax at 21% on estimated deductible costs 294 Net income, excluding net gains on securities and net merger - related expenses $20,701 ROAA, excluding net gains on securities and net merger - related expenses 1.62% 2018 Return on Average Equity (Amounts in thousands) Average equity $187,895 Net income $22,013 ROAE 11.72% 2018 Return on Average Equity - Excluding Net Gains on Securities and Net Merger - Related Expenses Average equity $188,958 Net income, as reported $22,013 Less gains on securities, net of income tax at 21% (1,606) Add merger - related expenses, net of income tax at 21% on estimated deductible costs 294 Net income, excluding net gains on securities and net merger - related expenses $20,701 ROAE, excluding net gains on securities and net merger - related expenses 11.02%

36 Supplemental Schedule (cont’d) 2018 EPS (In thousands, except share and per share amounts) EPS - Diluted $1.79 2018 EPS - Excluding Net Gains on Securities and Net Merger - Related Expenses Net income, as reported $22,013 Net (gains) losses on securities, net of income tax at 21% (1,606) Add merger - related expenses, net of income tax at 21% on estimated deductible costs 294 Net income, excluding net gains or losses on securities and net merger - related expenses $20,701 Weighted average common shares outstanding - diluted 12,257,368 EPS, excluding net gains or losses on securities and net merger - related expenses $1.68

37 Supplemental Schedule (cont’d) 2017 Return on Average Assets (Amounts in thousands) Average assets $1,247,759 Net income $13,434 ROAA 1.08% 2017 Return on Average Assets - Excluding Net Gains on Securities and Additional Tax Charge Average assets $1,247,759 Net income, as reported $13,434 Less gains on securities, net of income tax at 35% (167) Add income tax provision resulting from change in tax rate 2,159 Net income, excluding net gains on securities and additional tax charge $15,426 ROAA, excluding net gains on securities and additional tax charge 1.24% 2017 Return on Average Equity (Amounts in thousands) Average equity $188,958 Net income $13,434 ROAE 7.11% 2017 Return on Average Equity - Excluding Net Gains on Securities and Additional Tax Charge Average equity $188,958 Net income, as reported $13,434 Less gains on securities, net of income tax at 35% (167) Add income tax provision resulting from change in tax rate 2,159 Net income, excluding net gains on securities and additional tax charge $15,426 ROAE, excluding net gains on securities and additional tax charge 8.16%

38 Supplemental Schedule (cont’d) 2017 EPS (In thousands, except share and per share amounts) EPS - Diluted $1.10 2017 EPS - Excluding Net Gains on Securities and Additional Tax Charge Net income, as reported $13,434 Less gains on securities, net of income tax at 35% (167) Add income tax provision resulting from change in tax rate 2,159 Net income, excluding net gains on securities and additional tax charge $15,426 Weighted average common shares outstanding – diluted 12,155,136 EPS, excluding net gains or losses on securities and net merger - related expenses $1.26